AFL-CIO Housing Investment Trust
Performance Commentary
 2nd Quarter 2015

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
July 14, 2015

The AFL-CIO Housing Investment Trust (HIT) significantly outperformed its benchmark for the second quarter of 2015, with gross and net returns exceeding the Barclays Capital Aggregate Bond Index (Barclays Aggregate) by 60 and 50 basis points, respectively.   For the first half of 2015, the HIT outperformed by 72 basis points on a gross basis and 50 basis points on a net basis, with gross and net returns of 0.62% and 0.40%, respectively, compared to -0.10% for the benchmark.  The HIT’s gross and net returns also exceeded the benchmark for the 1-, 3-, 5-, and 10-year periods ending June 30. (For more performance details, see page 2.)

The HIT’s outperformance relative to the benchmark during the first half of the year was due to its successful execution of its strategy of constructing a portfolio that generates higher income with less credit risk and a slightly shorter duration. The strategy emphasizes overweighting government/agency multifamily mortgage securities. Additionally, the HIT’s investment in construction-related multifamily assets allows the HIT to generate much-needed union construction jobs and produce significant economic benefits in communities across the country. The HIT committed $118 million to six such transactions with a total development investment of $216 million in the first half of 2015, helping to generate an estimated 650 union construction jobs. Since it launched the Construction Jobs Initiative in 2009, the HIT has committed over $1.8 billion of union and public employee capital to fund construction-related multifamily and healthcare developments. Together with its subsidiary Building America, the HIT has financed 76 projects through this jobs initiative in 34 cities with a total development investment of $4.2 billion. To date, the investments under the initiative have generated some 21,350 union construction jobs, and the HIT is working towards its target of creating 25,000 union construction jobs. Investments under the Construction Jobs Initiative have generated a total of more than 45,300 jobs across all sectors of the economy in the local communities.

Second Quarter 2015 Performance

The government/agency multifamily mortgage securities that are the HIT’s focus continued to generate higher income than the Barclays Aggregate during the second quarter of 2015. The HIT’s slightly short duration position also added to the HIT’s outperformance relative to the benchmark as interest rates rose across the curve during the quarter. Most of the spread widening for multifamily securities and other spread product during the first half of the year occurred during the second quarter. Ginnie Mae construction/permanent securities, Ginnie Mae permanent securities, and Fannie Mae DUS 10/9.5 securities widened by 11, 14, and 8 basis points, respectively, during the quarter.  Corporate bonds posted excess returns of -87 basis points and single family mortgage-backed securities (MBS) showed excess returns of -21 basis points. The HIT returns for the second quarter exceeded the benchmark by 60 basis points on a gross basis and 50 basis points on a net basis, with gross and net returns of -1.08% and -1.18%, respectively, versus -1.68% for the benchmark.

For the year-to-date, 1-, 3-, 5-, and 10-year periods ending June 30, the HIT outperformed the Barclays Aggregate on a gross basis by 82, 46, 55, and 46 basis points, respectively, and on a net basis by 38, 2, 11, and 2 basis points.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized.  Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

2015 Market Environment: Higher Longer-Term Interest Rates and Wider Spreads

U.S. Gross Domestic Product (GDP) has expanded at a modest annual pace of 2.2% since the recovery began six years ago, well below other post-war expansions. This year, slightly negative first quarter GDP growth, which was mainly due to transient factors (e.g., severe weather), was followed by second quarter growth that could reach 3%. While the labor market has added close to 3 million jobs over the past year, and the civilian unemployment rate has fallen to 5.3%, the labor force participation rate has dropped to 62.6%, the lowest since 1977, and anemic wage growth has continued.

Global economic and market factors remain uneven. Relatively healthy growth in the U.S. stands in contrast to contractions in many developing economies. In addition, there is unease about the crisis in Greece and a slowing economy in China. Volatility in bond and equity markets has spiked as a result of these factors and the uncertainty over the timing of Federal Funds rate increases by the Federal Open Market Committee.

With these various factors influencing the markets, U.S. interest rates were volatile through mid-year and the yield curve steepened from January through June, as longer-term rates rose and shorter-term rates fell.  The 2-year and 5-year Treasury yields declined by 5, and 4 basis points, respectively, while 10-, and 30-year yields increased by 16, and 36 basis points, respectively, from the end of December 2014 to the end of June 2015.

Historical Treasury Yields
December 2012 through June 2015
Percent
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
12/31/2012
02/28/2013
04/30/2013
06/30/2013
08/31/2013
10/31/2013
12/31/2013
02/28/2014
04/30/2014
06/30/2014
08/31/2014
10/31/2014
12/31/2014
02/28/2015
04/30/2015
06/30/2015
2Y Treasury
5Y Treasury
10Y Treasury
30Y Treasury
Source: Barclays Live

For the first half of the year, fixed-income product spreads generally widened relative to Treasuries as flights to safety outweighed risk-seeking. For example, corporate bonds and single family MBS posted excess returns of -62 and -45 basis points, respectively.  The HIT does not invest in corporate bonds, whereas this sector comprised 23.9% of the index as of June 30.  In addition, the HIT was slightly underweighted in single family

MBS, allocating 26.9% of its portfolio versus 28.1% of the index as of the end of June.  At the same time, the HIT’s government/agency multifamily mortgage securities, which comprised approximately 58% of the HIT’s portfolio as of June 30, showed less spread widening during the first half of 2015 than many other sectors.  Ginnie Mae construction/permanent securities spreads were flat at 109 basis points over Treasuries, Ginnie Mae permanent securities spreads rose by 10 basis points to a spread of 69 basis points, and Fannie Mae benchmark multifamily DUS 10/9.5 securities increased by 7 basis points to 68 basis points.

Moving Forward

The interest rate environment remains uncertain and will depend on a number of factors including events in the Middle East, Europe, and China, the growth of the U.S. economy, and the Federal Reserve’s signals and actions.  The Fed appears ready to begin slowly raising interest rates from the record lows of the past nearly seven years and the markets have priced in a 25-50 basis point rise in the Fed Funds rate by year end.  However, the exact timing of the first move is still unclear and will likely depend on economic data over the next few months.  While one or two increases in the Fed Funds rate should boost short-term rates, longer rates will likely be influenced by U.S. economic growth, inflation expectations, and geopolitical issues.

As it enters the second half of the year, the HIT’s superior portfolio fundamentals, which are expected to continue to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, position it well relative to the index.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
June 30, 2015
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	95.0%	71.4%	Effective Duration	5.20	5.47
A & Below	1.0%	24.2%	Convexity	0.09	0.04
Superior Yield			Similar Call Risk
Current Yield: 25 basis point advantage	3.33%	3.08%	Call Protected	72%	72%
Yield to Worst: 32 basis point advantage	2.61%	2.29%	Not Call Protected	28%	28%

The HIT continues to identify investment opportunities in high credit quality multifamily mortgage securities.  Through its relationships with developers, mortgage bankers, sponsors, housing finance agencies, and others, the HIT seeks to engage early in the financing process when it can use its expertise in trading, structuring, and negotiating terms to maximize the investment’s value for the portfolio while meeting the needs of the sponsor or developer.

Demographics and household formation rates should help maintain solid demand for multifamily rental construction in certain urban markets and rehabilitation of older properties will continue to be needed. The preservation of affordable housing should provide additional investment opportunities for the HIT.

In this volatile market environment, high credit quality fixed-income remains an important asset class for diversified portfolios.  Low inflation expectations in the U.S. and globally as well as geopolitical risks will likely continue to attract capital to the safety of U.S. agency and government-backed securities. The HIT can continue to meet the needs of long-term investors seeking income, high credit quality, and diversification.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 30, 2015, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com